July 26, 2006
VIA EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Attention: Michael Pressman, Esq.

Re:	Laidlaw International, Inc. Schedule TO-I filed July 10, 2006, as amended File No. 5-37254
Dear Mr. Pressman:
          Laidlaw International, Inc. (the “Company”) hereby transmits for filing the Company’s responses to your comment letter dated July 24, 2006. For your convenience, the comments of the staff (the “Staff”) of the Securities and Exchange Commission are reproduced below in bold type and are followed by the Company’s responses.
Section 4. Withdrawal Rights, page 15
1.	To avoid any potential confusion, please revise the disclosure pertaining to the procedure by which security holders may tender shares at different prices. For example, are stockholders required to submit separate notices of withdrawal for each portion of shares tendered at a different price?

Response: We have revised the disclosure in response to the Staff’s comment. See page 15.
Conditions of the Offers, page 19
2.	We note that you reserve the right to terminate the offer in the event a condition is triggered regardless of the circumstances. Allowing acts or omissions by the company to trigger a condition to the offer may render the offer illusory in that the circumstances giving rise to the existence of a condition are within the control of the company. Please revise your disclosure accordingly.

Response: We have revised the disclosure in response to the Staff’s comment. See page 19.
3.	Refer to your statement reserving the right to “waive any of the conditions of the offer, in whole or in part.” Please revise to clarify that in the event you waive a condition, you will waive it for all holders.

Response: We have revised the disclosure in response to the Staff’s comment. See page 19.
Incorporation by Reference, page 21
4.	In the second paragraph of this section, you attempt to incorporate by reference any future documents or reports filed from the date of this offer until it is completed. However, Schedule TO does not permit such “forward” incorporation by reference. If the information provided to shareholders in the Offer to Purchase materially changes, you are under an obligation to amend the Schedule TO to update it and to disseminate the new information to shareholders in a manner reasonably calculated to inform them about the change. Please revise the disclosure accordingly.

Response: We have revised the disclosure in response to the Staff’s comment. See page 22.

Acknowledgement
          The Company also hereby acknowledges that:
•	the Company is responsible for the adequacy and accuracy of the disclosure in this filing;

•	Staff comments or changes to disclosure in response to Staff comments in the filings reviewed by the Staff do not foreclose the Commission from taking any action with respect to this filing; and

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
          Should you have any questions relating to any of the foregoing responses, please do not hesitate to contact the undersigned at (312) 876-6526 or Richard S. Meller at (312) 876-6521. Thank you for your cooperation and your attention to this matter.

Very truly yours,
/s/ Christopher P. Bennett

Christopher P. Bennett